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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC. 20549

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                                    FORM 8-k

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 25, 1997
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                          NATIONAL PROCESSING, INC.
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            (Exact name of registrant as specified in its charter)

      Delaware                 1-11905                      61-1303983
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(State or other jurisdiction   (Commission                  IRS Employer
  of incorporation)            File Number)               Identification No.)

One Oxmoor Place, 101 Bullitt Lane, Suite 450, Louisville, Kentucky      40222
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code     (502) 326-7000
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        (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events.
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        On August 19, 1997, National Processing, Inc. ("NPI") issued a press release announcing that it has reached a definitive agreement to purchase FA Holdings, Inc. ("FA Holdings"). The agreement provides for the acquisition by National Processing Company ("NPC"), a wholly-owned subsidiary of NPI, of one hundred percent (100%) of the outstanding capital stock of FA Holdings. NPC will, subject to certain conditions, purchase an approximately eighty percent (80%) interest in FA Holdings in late 1997 and will, subject to certain conditions, purchase the remaining shares of FA Holdings in early 1998.

        FA Holdings is the sole owner of Financial Alliance Processing Services, Inc., an independent sales organization that specializes in selling credit and debit card processing services to smaller merchants.

        Reference is made to the News Release, dated August 19, 1997, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         a) Financial Statements of business acquired:
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            None.

         b) Pro forma financial information:
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            None.

         c) Exhibits:
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        99.1 News Release, dated August 19, 1997.

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                                  Signatures
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 1997
                                          By /s/ Robert C. Cross
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                                             Attorney

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